                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 3, 1996
                                                           ------------

                        PHILADELPHIA SUBURBAN CORPORATION
- -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Pennsylvania
- -------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

          1-6659                                     23-1702594
- -------------------------------------------------------------------------------
(Commission File Number)                    (IRS Employer Identification No.)

762 Lancaster Avenue, Bryn Mawr, Pennsylvania                     19010
- -------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

(Registrant's telephone number, including area code) (610) 527-8000
                                                     --------------
                                 Not Applicable
- -------------------------------------------------------------------------------
         (Former name of former address, if changed since last report)

ITEM 5.  OTHER EVENTS

Philadelphia Suburban Water Company, the primary subsidiary of Philadelphia Suburban Corporation, has received a signed letter of intent from the Horsham Water Authority to negotiate the acquisition of the water system assets of the Authority. The Horsham Water Authority system serves approximately 16,500 residents in Horsham Township, Montgomery County, Pennsylvania. If negotiations and the due dilignece related to the purchase go smoothly, it is possible that the acquisition could be completed by the end of 1996.




                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PHILADELPHIA SUBURBAN CORPORATION



Date: July 3, 1996                          /s/ Roy H. Stahl
     ------------------------------      -------------------------------
                                       Name:    Roy H. Stahl
                                       Title:   Senior Vice President and
                                                General Counsel




                                       -3-